Exhibit 10.25

SECURITY AGREEMENT

SECURITY AGREEMENT dated September 28, 2005 (the “Agreement”) between each of the Grantors referred to below and Comdial Corporation, a Delaware corporation (“Payee”).

W I T N E S S E T H:

WHEREAS, pursuant to the Asset Purchase Agreement dated as of September 1, 2005 (the “Purchase Agreement”) between Payee and Vertical Communications Acquisition Corp. (“Vertical”), Artisoft, Inc. (“Artisoft” and, together with Vertical, the “Grantors”), the indirect parent of Vertical, has issued a $2,500,000 Secured Subordinated Promissory Note (the “Note”) to Payee; and

WHEREAS, pursuant to the provision of the Purchase Agreement, payment of the Note is to be secured by a security interest in all of the assets of Vertical (including without limitation, the Purchased Assets (as such term is defined in the Purchase Agreement)) and of Artisoft, such security interest to be of junior priority to the liens and security interests granted by Grantors to Silicon Valley Bank (“SVB”) to secure the payment of up to $9,000,000 in principal amount of indebtedness payable by Grantors to SVB (the “SVB Loan”);

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Payee to accept the Note, the Grantors hereby jointly and severally agree with the Payee as follows:

SECTION 1. Definitions.

(a) All terms used in this Agreement which are defined in Article 9 of the Uniform Commercial Code as in effect from time to time in the State of Delaware (the “Code”) and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

(b) The following terms shall have the respective meanings provided for in the Code: “Accounts”, “Cash Proceeds”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contracts”, “Deposit Account”, “Documents”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Noncash Proceeds”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Record”, “Security Account”, “Software”, and “Supporting Obligations”.

(c) As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. § 101, et seq, as amended and as in effect from time to time, and any successor statute.

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright.

“Copyrights” means all domestic and foreign copyrights, whether registered or unregistered, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Event of Default” means an Event of Default under the Note.

“Governmental Authority” shall have the meaning set forth in the Purchase Agreement.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intellectual Property” means the Copyrights, Trademarks and Patents.

“Licenses” means the Copyright Licenses, the Trademark Licenses and the Patent Licenses.

“Liens” means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any capitalized lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

“Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as. licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent.

“Patents” means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Permitted Liens” means:

(a) Liens securing the Obligations;

(b) Liens securing SVB Loan;

(c) Liens for taxes, assessments and governmental charges;

(d) Liens imposed by law, such as carriers’, warehousemen’s, mechanics’, materialmen’s and other similar Liens arising in the ordinary course of business and securing obligations (other than indebtedness for borrowed money) that are not overdue by more than 30 days or are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted;

(e) Liens described on Schedule IV;

(f) (i) purchase money Liens on equipment acquired or held by any Grantor in the ordinary course of its business to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment or (ii) Liens existing on such equipment at the time of its acquisition;

(g) deposits and pledges of cash securing (i) obligations incurred in respect of workers’ compensation, unemployment insurance or other forms of governmental insurance or benefits, (ii) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations, or (iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are made or otherwise arise in the ordinary course of business and secure obligations not past due; and

(h) easements, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by any Grantor in the normal conduct of such Person’s business.

“Person” shall have the meaning set forth in the Purchase Agreement.

“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses.

“Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

SECTION 2. Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), each Grantor hereby pledges and assigns to the Payee, and grants to the Payee, a continuing security interest in, all personal property of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (the “Collateral”), including, without limitation, the following:

(a) all Accounts;

(b) all Chattel Paper (whether tangible or electronic);

(c) the Commercial Tort Claims;

(d) all Deposit Accounts, all cash, and all other property from time to time deposited therein and the monies and property in the possession or under the control of Payee;

(e) all Documents;

(f) all Equipment;

(g) all Fixtures;

(h) all General Intangibles (including, without limitation, all Payment Intangibles);

(i) all Goods;

(j) all Instruments (including, without limitation, Promissory Notes);

(k) all Inventory;

(l) all Investment Property;

(m) all Copyrights, Patents and Trademarks, and all Licenses;

(n) all Letter-of-Credit Rights;

(o) all Supporting Obligations;

(p) all other tangible and intangible personal property of such Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such

Grantor described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, disks, cards, Software, data and computer programs in the possession of or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 or are otherwise necessary or helpful in the collection or realization thereof; and

(q) all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever such Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise). Collateral shall include, without limitation, the Purchased Assets (as such term is defined in the Purchase Agreement).

NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, GRANTORS AND PAYEE ACKNOWLEDGE AND AGREE THAT THE LIENS AND SECURITY INTERESTS IN THE COLLATERAL GRANTED HEREIN ARE OF JUNIOR PRIORITY TO THE LIENS AND SECURITY INTERESTS (THE “SVB LIEN”) GRANTED OR TO BE GRANTED BY GRANTORS TO SVB IN THE COLLATERAL TO SECURE THE PAYMENT OF INDEBTEDNESS AND OBLIGATIONS OF GRANTORS TO SVB OF UP TO $9,000,000 IN PRINCIPAL AMOUNT PURSUANT TO THE PROVISIONS OF THE LOAN AND SECURITY AGREEMENT DATED SEPTEMBER 28, 2005 AMONG GRANTORS AND SVB, AS THE SAME MAY HEREAFTER BE AMENDED, AND THE RIGHTS AND REMEDIES OF PAYEE HEREUNDER WITH RESPECT TO THE COLLATERAL ARE AT ALL TIMES JUNIOR AND SUBORDINATE TO THE RIGHTS AND REMEDIES OF SVB WITH RESPECT TO THE COLLATERAL.

SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the “Obligations”): the punctual payment by each Grantor, as and when due and payable (whether by stated maturity, by acceleration or otherwise), of all amounts from time to time owing in respect of the Note, including, without limitation, all principal of and interest on the Note (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Grantor, irrespective of whether a claim therefor is allowed in such Insolvency Proceeding).

SECTION 4. Representations and Warranties. Each Grantor jointly and severally represents and warrants as follows:

(a) Schedule I hereto sets forth (i) the exact legal name of each Grantor and (ii) the organizational identification number of each Grantor or states that no such organizational identification number exists.

(b) The execution, delivery and performance by each Grantor of this Agreement (i) have been duly authorized by all necessary action and (ii) do not and will not contravene its charter or bylaws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting such Grantor or any of its properties.

(c) This Agreement is a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

(d) All Equipment, Fixtures, Goods and Inventory now existing are, and all Equipment, Fixtures, Goods and Inventory hereafter existing will be, located and/or based at the addresses specified therefor in Schedule II hereto (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof). Each Grantor’s chief place of business and chief executive office, the place where such Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule II hereto.

(e) The Grantors are and will be at all times the sole and exclusive owners of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Lien except for (i) the SVB Lien, (ii) the Lien created by this Agreement and (iii) Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except (A) such as may have been filed in favor of the Payee relating to this Agreement and (B) such as may have been filed to perfect or protect the SVB Lien or any Permitted Lien.

(f) This Agreement creates in favor of the Payee a legal, valid and enforceable security interest in the Collateral, as security for the Obligations.

SECTION 5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding, unless the Payee shall otherwise consent in writing, subject in all cases to the rights and remedies of SVB:

(a) Further Assurances. Each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Payee may reasonably request in order to (i) enable the Payee to perfect and protect the security interest purported to be created hereby; (ii) enable the Payee to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously all Chattel Paper, Licenses and Records pertaining to the Collateral with a legend, in form and substance satisfactory to the Payee, indicating that such Chattel Paper, License or Collateral is subject to the security interest created hereby, (B) if any Account shall be evidenced by promissory notes or other Instruments or Chattel Paper, delivering and pledging to the Payee hereunder such Promissory Notes, Instruments or Chattel Paper, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Payee, (C) executing and filing (to the extent, if any, that such Grantor’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Payee may request in order to perfect and preserve the security interest purported to be created hereby, and (D) if any Collateral shall be in the possession of a third party, notifying such Person of the Payee’s security interest created hereby.

(b) Location of Equipment and Inventory. Each Grantor will keep the Equipment and Inventory (other than used Equipment and Inventory sold in the ordinary course of business) at one or more of the locations specified therefor in Section 4(d) hereof or, upon not less than twenty (20) days’ prior written notice to the Payee indicating each new location of the Equipment and Inventory, at such other locations, as the Grantors may elect.

(c) Condition of Equipment. Each Grantor will maintain or cause the Equipment which is necessary to the continued conduct of its business consistent with its past practice in the ordinary course to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted.

(d) Insurance. Each Grantor will, at its own expense, maintain insurance with respect to Collateral in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

(e) Provisions Concerning the Accounts.

(i) No Grantor shall change (A) its name, organizational identification number or FEIN or (B) its jurisdiction of incorporation as set forth on Schedule I, except that a Grantor may change its name upon at least thirty (30) days’ prior written notice by the Borrower to the Payee of such change and so long as, at the time of such written notification, such Person provides any financing statements necessary to perfect and continue perfected the Payee’s Liens.

(ii) Each Grantor will, except as otherwise provided in this subsection (e), continue to collect, at its own expense, all amounts due or to become due under the Accounts in accordance with its usual business practices. In connection with such collections, each Grantor may (and upon the occurrence and during the continuance of an Event of Default, at the Payee’s direction (subject to the rights and remedies of SVB), will) take such action as such Grantor or (after the occurrence and during the continuance of an Event of Default) the Payee (subject to the rights and remedies of SVB), as the case may be, deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Payee shall have the right, with the written consent of SVB, at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Payee and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Payee or its designated agent and, upon such notification and at the expense of such Grantor, with the written consent of SVB, and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of a notice from the Payee (such notice having been given with the written consent of SVB) that the Payee has notified, intends to notify, or has enforced or intends to enforce a Grantor’s rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Payee hereunder, shall be segregated from other funds of such Grantor and shall, with the written consent of SVB, be forthwith paid over to the Payee or its designated agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (i) credited to the Payee so long as no Event of Default shall have occurred and be continuing or (ii) if an Event of Default shall have occurred and be continuing, applied as specified in Section 7(b) hereof, and (B) such Grantor will not adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of an Event of Default, the Payee may, with the written consent of SVB, direct any or all of the banks and financial institutions with which any Grantor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Payee or its designated agent by wire transfer (to such account as the Payee shall specify, or in such other manner as the Payee shall direct) all or a portion of such securities, cash, investments and other items held by such institution. Any such securities, cash, investments and other items so received by the Payee or its designated agent shall, with the written consent of SVB, be held as additional Collateral for the Obligations or distributed in accordance with Section 7 hereof.

(f) Inspection and Reporting. Each Grantor shall permit the Payee or its designee to, during the existence of an Event of Default, (i) examine and make copies of and abstracts from such Grantor’s records and books of account, (ii) to verify materials, leases, notes, Accounts, Inventory and other assets of such Grantor from time to time, and (iii) to discuss such Grantor’s affairs, finances and accounts with any of its directors, officers, managerial employees.

SECTION 6. Additional Provisions Concerning the Collateral.

(a) Each Grantor hereby (i) authorizes the Payee at any time and from time to time to file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of such Grantor or words of similar effect and that contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) ratifies such authorization to the extent that the Payee has filed any such financing or continuation statements, or amendments thereto prior to the date hereof. Each Grantor agrees to furnish any such information to the Payee promptly upon request. Each Grantor authorizes the Payee to make (at the cost and expense of the Payee) appropriate filings with the U.S. Patent and Trademark Office with respect to the Intellectual Property collateral to further evidence the security interests granted therein hereunder, subject to the prior lien in favor of SVB.

(b) Each Grantor hereby irrevocably appoints the Payee as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Payee’s discretion, to take any action and to execute any instrument which the Payee may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of a Grantor under this Agreement and the rights of SVB), including, without limitation, (i) to ask, demand, collect, sue for, recover;

compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above, (iii) to file any claims or take any action or institute any proceedings which the Payee may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Payee with respect to any Collateral, and (iv) to execute assignments, licenses and other documents to enforce the rights of the Payee with respect to any Collateral. This power is coupled with an interest and is irrevocable until the termination of the indefeasible repayment of all of the Obligations in full. Notwithstanding the foregoing, the Payee shall not be permitted to use the attorney-in-fact and proxy granted herein unless and until an Event of Default shall have occurred and be continuing.

(c) If any Grantor fails to perform any agreement contained herein as and when required, the Payee may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Payee, and the expenses of the Payee incurred in connection therewith shall be jointly and severally payable by the Grantors pursuant to Section 8 hereof and shall be secured by the Collateral.

(d) The powers conferred on the Payee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Payee shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

SECTION 7. Remedies Upon Default. If any Event of Default shall have occurred and be continuing, and at all times subject to the rights and remedies of SVB:

(a) The Payee may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Payee’s name or into the name of its nominee or nominees (to the extent the Payee has not theretofore done so) and thereafter receive, for the benefit of the Payee, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Payee forthwith, assemble all or part of the Collateral as directed by the Payee and make it available to the Payee at a place or places to be designated by the Payee that is reasonably convenient to both parties, and the Payee may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Payee’s rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Payee’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Payee may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Payee may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least ten (10) days’ prior notice to a Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. The Payee shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given. The Payee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Payee arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Payee accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that such Grantor may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (i) any such sale of the Collateral by the Payee shall be made without warranty, (ii) the Payee may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely effect the commercial reasonableness of any such sale of the Collateral. In addition to the foregoing, (i) upon notice to any Grantor from the Payee, each Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (ii) the Payee may, at any time and from time to time, upon ten (10) days’ prior notice to any Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Payee shall in its sole discretion determine; and (iii) the Payee may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of a Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(b) Any cash held by the Payee as Collateral and all Cash Proceeds received by the Payee in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Payee, be held by the Payee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Payee pursuant to Section 8 hereof) in whole or in part by the Payee against, all or any part of the Obligations in such order as the Payee shall elect, consistent with the provisions of the Financing Agreement. Any surplus of such cash or Cash Proceeds held by the Payee and remaining after termination of all Commitments and the indefeasible payment in full of all of the Obligations, shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Payee is legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the rate of interest specified in the Note for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Payee to collect such deficiency.

(d) Each Grantor hereby acknowledges that if the Payee complies with any applicable state or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

(e) The Payee shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Payee’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that any Grantor lawfully may, such Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Payee’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

SECTION 8. Notices. All notices and other communications provided for hereunder shall be in writing and shall be telecopied (and followed by one of the following other means of delivery as well), sent by Federal Express or other nationally recognized overnight courier for next business day delivery, or hand delivered against receipt, if to any Grantor, at the following address:

Vertical Communications Acquisition Corp.

Artisoft, Inc.

5 Cambridge Center

Cambridge, Massachusetts 02142

Attention: William Y. Tauscher

Telephone: 617-354-0600

Telecopier: 617-494-9946

with a copy to (which shall not constitute notice pursuant to this Section 8):

Andrews Kurth LLP

1717 Main Street, Suite 3700

Dallas, Texas 75201

Attention: Victor B. Zanetti

Telephone: (214) 659-4679

Telecopier: (214) 659-4401

if to Payee:

Comdial Corporation

106 Cattlemen Road

Sarasota, Florida 34232

Phone: 941-554-5000

Facsimile: 941-554-5012

Attention: Ken Clinebell

with copies (which shall not constitute notice pursuant to this Section 8) to:

Richards, Layton & Finger, P.A.

One Rodney Square

920 King Street

Wilmington, Delaware 19801

Phone:  302-651-7700

Facsimile:  302-651-7701

Attention:  John H. Knight

                  Paul N Heath

Platzer, Swergold, Karlin, Levine, Goldberg & Jaslow, LLP

1065 Avenue of the Americas, 18th Floor

New York, New York 10018

Phone:: 212-593-3000

Facsimile: 212-593-0353

Attention: Henry G. Swergold, Esq.

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective, (i) if telecopied, when transmitted and confirmation received, (ii) if sent by Federal Express or other nationally recognized overnight carrier for next business day delivery, the next business day, or (iii) if hand delivered against receipt, upon delivery.

SECTION 9. Security Interest Absolute. All rights of the Payee, all Liens and all obligations of each of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Note, (b) any exchange or release of (except to the extent of such release), or nonperfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (c) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Grantors in respect of the Obligations other than payment in full of all Obligations. All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

SECTION 10. Miscellaneous.

(a) No amendment of any provision of this Agreement (including any Schedule attached hereto) shall be effective unless it is in writing and signed by each Grantor and the Payee, and no waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall be effective unless it is in writing and signed by the Payee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) No failure on the part of the Payee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Payee provided herein and in the Note are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

(c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full of all of the Obligations and (ii) be binding on each Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Payee hereunder, to the benefit of the Payee and their respective permitted successors, transferees and assigns.

(e) Upon the satisfaction in full of the Obligations, (i) this Agreement and the security interests and licenses created hereby shall terminate and all rights to the Collateral shall revert to the Grantors and (ii) the Payee will, upon the Grantors’ request and at the Grantors’ expense, without any representation, warranty or recourse whatsoever, (A) return to the Grantors such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

(f) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE, EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF DELAWARE.

(g) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF DELAWARE IN THE COUNTY OF                      OR OF THE UNITED STATES DISTRICT COURT FOR THE                      DISTRICT OF DELAWARE, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR

HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

(h) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(i) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally effective as delivery of an original executed counterpart.

(j) All of the obligations of the Grantors hereunder are joint and several. The Payee may, in its sole and absolute discretion, enforce the provisions hereof against any of the Grantors and shall not be required to proceed against all Grantors jointly or seek payment from the Grantors ratably. In addition, the Payee may, in its sole and absolute discretion, select the Collateral of any one or more of the Grantors for sale or application to the Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by all of the Grantors. The release or discharge of any Grantor by the Payee shall not release or discharge any other Grantor from the obligations of such Person hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

GRANTORS:

VERTICAL COMMUNICATIONS ACQUISITION CORP.

By:	/s/ DUNCAN G. PERRY
Name:	Duncan G. Perry
Title:	Treasurer

ARTISOFT, INC.

By:	/s/ DUNCAN G. PERRY
Name:	Duncan G. Perry
Title:	CFO

PAYEE:

COMDIAL CORPORATION

By:	/s/ NEIL LICHTMAN
Name:	Neil Lichtman
Title:	Chief Executive Officer